Exhibit 99.5

FOR EXTERNAL USE ONLY BATCH # ORDER # CATEGORY # REC’D O C STOCK ORDER FORM [Equitable Bank Logo] SEND OVERNIGHT PACKAGES TO: Stock Information Center c/o FIG Partners, LLC 20 N. Wacker Dr., Suite 2035 Chicago, IL 60606 Call us toll-free, at (866) 806-1790 ORDER DEADLINE & DELIVERY: A Stock Order Form, properly completed and with full payment, must be received (not postmarked) before 3:00 p.m., Central Time, on , 2018. Subscription rights will become void after the deadline. Stock Order Forms can be delivered by using the enclosed Stock Order Reply Envelope, by overnight delivery to the Stock Information Center address on this form, or by hand-delivery to The Equitable Bank’s office located at 2290 North Mayfair Road, Wauwatosa, WI. Hand delivered stock order forms will only be accepted at this location. You may not deliver this form to our other The Equitable Bank offices. Do not mail Stock Order Forms to The Equitable Bank. Faxes or copies of this form are not required to be accepted. PLEASE PRINT CLEARLY AND COMPLETE ALL APPLICABLE SHADED AREAS. READ THE ENCLOSED STOCK ORDER FROM INSTRUCTIONS (BLUE SHEET) AS YOU COMPLETE THIS FORM. SUBSCRIPTION (1) NUMBER OF SHARES PRICE PER SHARE (2) TOTAL PAYMENT DUE X $ 10.00 = $ .00 Minimum Number of Shares: 25 ($250). Maximum Number of Shares: 5,000 ($50,000). See Stock Order Form Instructions for more information regarding maximum number of shares. (3) METHOD OF PAYMENT — CHECK OR MONEY ORDER Enclosed is a personal check, bank check or money order made $ .00 payable to TEB Bancorp, Inc., in the amount of: Cash, wire transfers and third party checks will not be accepted for this purchase. Checks and money orders will be cashed upon receipt. The Equitable Bank line of credit or HSA check may not be remitted as payment. (4) METHOD OF PAYMENT - DEPOSIT ACCOUNT WITHDRAWAL The undersigned authorizes withdrawal from the Equitable Bank deposit account(s) listed below. There will be no early withdrawal penalty applicable for funds authorized on this form. Funds designated for withdrawal must be in the listed account(s) at the time this form is received. IRA and other retirement accounts held and health savings accounts at The Equitable Bank and accounts with check-writing privileges may NOT be listed for direct withdrawal below. Deposit Account Number Withdrawl Amount(s) $ .00 $ .00 Total Withdrawal Amount $ 00 ATTACH A SEPARATE PAGE IF ADDITIONAL SPACE IS NEEDED. PURCHASER INFORMATION Subscription Offering. Check the one box that applies, as of the earliest eligibility date, to the purchaser(s) listed in Section 9: Depositors of The Equitable Bank with aggregate balances of at least $50 at the close of business on June 30, 2017. Depositors of The Equitable Bank with aggregate balances of at least $50 at the close of business on September 5, 2018. Depositors of The Equitable Bank at the close of business on . Community Offering. If (a), (b) or above do not apply to the purchaser(s) listed in Section 9, check the first box that applies to this order: You are a resident of Milwaukee, Racine or Waukesha Counties. You are placing an order in the Community Offering, but (c) above does not apply. ACCOUNT INFORMATION - SUBSCRIPTION OFFERING If you checked box (a), (b) or (c) under ‘‘Subscription Offering,’’ please provide the following information as of the eligibility date under which purchaser(s) listed in Section 9 below qualify in the Subscription Offering: Deposit or Loan Account Title (Name(s) on Account) Account Number NOTE: NOT LISTING ALL ELIGIBLE ACCOUNTS, OR PROVIDING INCORRECT OR INCOMPLETE INFORMATION, COULD RESULT IN THE LOSS OF ALL OR PART OF ANY SHARE ALLOCATION. ATTACH A SEPARATE PAGE IF ADDITIONAL SPACE IS NEEDED. MANAGEMENT Check if you are a TEB Bancorp, Inc., or The Equitable Bank: Director Officer Employee Immediate family member, as defined in the Stock Order Form Instructions MAXIMUM PURCHASER IDENTIFICATION | | Check here if you, individually or together with others (see Section 8), are subscribing in the Subscription Offering for the maximum purchase allowed and are interested in purchasing more shares if the maximum purchase limitation(s) is/are increased. If you do not check the box, you will not be contacted and resolicited in the event the maximum purchase limitations are increased. ASSOCIATES/ACTING IN CONCERT | | Check here if you, or any associate or persons acting in concert with you, have submitted other orders for shares in the Subscription Offering. If you check the box, list below all other orders submitted by you or your associates or by persons acting in concert with you. ("Associate" and "Acting in Concert" defined on reverse side of this form) Name(s) listed in Section 9 on other Stock Order Forms Number of shares Name(s) listed in Section 9 on other Stock Order Forms Number of shares STOCK REGISTRATION The name(s) and address that you provide below will be reflected on your ownership statement, and will be used for other communications related to this order. Please PRINT clearly and use full first and last name(s), not initials. If purchasing in the Subscription Offering, you may not add the name(s) of persons/entities who do not have subscription rights or who qualify only in a lower purchase priority than yours. See Stock Order Form Instructions for further guidance. | | Individual Tenants in Common Uniform Transfers to Minors Act (for reporting SSN, use minor’s) FOR TRUSTEE/BROKER USE ONLY: | | Joint Tenants Corporation Partnership Trust - Under Agreement Dated Other IRA (SSN of Beneficial Owner) - - First Name, Middle Initial, Last Name Reporting SSN/Tax ID No. First Name, Middle Initial, Last Name SSN/Tax ID No. Street Daytime Phone # City State Zip County (Important) Evening Phone # ACKNOWLEDGMENT AND SIGNATURE(S) I understand that, to be effective, this form, properly completed, together with full payment, must be received no later than 3:00 p.m., Central Time, on , 2018, otherwise this form and all subscription rights will be void. (continued on reverse side of this form) ORDER NOT VALID UNLESS SIGNED ONE SIGNATURE REQUIRED, UNLESS SECTION 4 OF THIS FORM INCLUDES ACCOUNTS REQUIRING MORE THAN ONE SIGNATURE TO AUTHORIZE WITHDRAWAL. IF SIGNING AS A CUSTODIAN, TRUSTEE, CORPORATE OFFICER, ETC., PLEASE INCLUDE YOUR FULL TITLE. Signature (title, if applicable) Date Signature (title, if applicable) Date (over)

STOCK ORDER FORM – SIDE 2 (8) ASSOCIATES/ACTING IN CONCERT (continued from front of Stock Order Form) Associate - The term “associate” of a Person generally means: any corporation or organization (other than The Equitable Bank or a majority-owned subsidiary of The Equitable Bank, TEB Bancorp, Inc. or TEB MHC) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; and any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and any relative by blood or marriage of such Person, or any relative by blood or marriage of such Person’s spouse, who has the same home as such Person or who is a Director or Officer of The Equitable Bank, TEB Bancorp, Inc. or TEB MHC, or any of their subsidiaries. Acting in concert - The term “acting in concert” generally means: knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement; or a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. In general, a person or company that acts in concert with another person or company (“other party”) shall also be deemed to be acting in concert with any person or company who is also acting in concert with that other party, except that any tax-qualified employee plan will not be deemed to be acting in concert with its trustee or a person who serves in a similar capacity solely for the purpose of determining whether stock held by the trustee and stock held by the employee plan will be aggregated. Our directors are not treated as associates of each other solely because of their membership on the Board of Directors. We have the right to determine, in our sole discretion, whether prospective purchasers are associates or acting in concert. Persons having the same address or exercising subscription rights through qualifying accounts registered to the same address generally will be assumed to be associates of, and acting in concert with, each other. Please see the Prospectus section entitled “The Reorganization and Offering — Offering of Common Stock — Limitations on Purchase of Shares” for more information on purchase limitations. (10) ACKNOWLEDGMENT AND SIGNATURE(S) (continued from front of Stock Order Form) I agree that, after receipt by TEB Bancorp, Inc., this Stock Order Form may not be modified or canceled without TEB Bancorp, Inc.’s consent, and that if withdrawal from a deposit account has been authorized, the authorized amount will not otherwise be available for withdrawal. Under penalty of perjury, I certify that (1) the Social Security or Tax ID information and all other information provided hereon are true, correct and complete, (2) I am purchasing shares solely for my own account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my right to subscribe for shares, and (3) I am not subject to backup withholding tax [cross out (3) if you have been notified by the IRS that you are subject to backup withholding]. I acknowledge that my order does not conflict with the overall purchase limitation of $100,000 in all categories of the offering combined, for any person or entity, together with any associate or group of persons acting in concert, as set forth in the Plan of Reorganization and Stock Issuance and the Prospectus dated , 2018. Subscription rights pertain to those eligible to subscribe in the Subscription Offering. Subscription rights are only exercisable by completing and submitting a Stock Order Form, with full payment for the shares subscribed for. Federal regulations prohibit any person from transferring or entering into any agreement directly or indirectly to transfer the legal or beneficial ownership of subscription rights, or the underlying securities, to the account of another. I ACKNOWLEDGE THAT THE SHARES OF COMMON STOCK ARE NOT DEPOSITS OR ACCOUNTS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. If anyone asserts that this security is Federally insured or guaranteed, or is as safe as an insured deposit, I should call the Stock Information Center at (866) 806-1790. I further certify that, before subscribing for shares of the common stock of TEB Bancorp, Inc., I received the Prospectus dated , 2018, and I have read the terms and conditions described in the Prospectus, including disclosure concerning the nature of the security being offered and the risks involved in the investment, described by TEB Bancorp, Inc., in the “Risk Factors” section, beginning on page 20. Risks include, but are not limited to the following: By executing this form, the investor is not waiving any rights under federal or state securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934. See Front of Stock Order Form

TEB BANCORP, INC. STOCK INFORMATION CENTER: 1-866-806-1790 STOCK ORDER FORM INSTRUCTIONS - SIDE 1 Sections (1) and (2) - Number of Shares and Total Payment Due. Indicate the Number of Shares that you wish to subscribe for and the Total Payment Due. Calculate the Total Payment Due by multiplying the Number of Shares by the $10.00 price per share. The minimum purchase is 25 shares ($250). The maximum allowable purchase by a person or group of persons exercising subscription rights through a single deposit account held jointly is 5,000 shares ($50,000). Further, no person or entity, together with any associate or group of persons acting in concert, may purchase more than 10,000 shares ($100,000) in all categories of the offering combined. Please see the Prospectus section entitled “The Reorganization and Offering - Offering of Common Stock - Limitations on Purchase of Shares” for more specific information. By signing this form, you are certifying that your order does not conflict with these purchase limitations. Section (3) - Method of Payment - Check or Money Order. Payment may be made by including with this form a personal check, bank check or money order made payable directly to TEB Bancorp, Inc. These will be deposited upon receipt. The funds remitted by personal check must be available within the account(s) when your Stock Order Form is received. Indicate the amount remitted. Interest will be calculated at % per annum from the date payment is processed until the offering is completed or terminated, at which time a subscriber will be issued a check for interest earned. Please do not remit cash, wire transfers or third party checks for this purchase. Section (4) - Method of Payment - Deposit Account Withdrawal. Payment may be made by authorizing a direct withdrawal from your Equitable Bank deposit account(s). Indicate the account number(s) and the amount(s) you wish withdrawn. Attach a separate page, if necessary. Funds designated for withdrawal must be available within the account(s) at the time this Stock Order Form is received. Upon receipt of this order, we will place a hold on the amount(s) designated by you - the funds will be unavailable to you for withdrawal thereafter. The funds will continue to earn interest within the account(s) at the contract rate. The interest will remain in the accounts when the designated withdrawal is made, at the completion or termination of the offering. There will be no early withdrawal penalty for withdrawal from an Equitable Bank certificate of deposit (CD) account. Note that you may NOT designate accounts with check-writing privileges. Please submit a check instead. If you request direct withdrawal from such accounts, we reserve the right to interpret that as your authorization to treat those funds as if we had received a check for the designated amount, and we will immediately withdraw the amount from your checking account(s). Additionally, you may not designate direct withdrawal from a Equitable Bank IRA or other retirement accounts or health savings account. For guidance on using retirement funds, whether held at The Equitable Bank or elsewhere, please contact the Stock Information Center as soon as possible - preferably at least two weeks before the , 2018 offering deadline. See the Prospectus section entitled “The Reorganization and Offering - Procedure for Purchasing Shares - Using Retirement Account Funds.” Your ability to use retirement account funds to purchase shares cannot be guaranteed and depends on various factors, including timing constraints and the institution where those funds are currently held. Section (5) - Purchaser Information. Please check the one box that applies to the purchaser(s) listed in Section 9 of this form. Purchase priorities in the Subscription Offering are based on eligibility dates. Boxes (a), (b) and (c) refer to the Subscription Offering. If you checked box (a) or (b), list all The Equitable Bank deposit account numbers that the purchaser(s) had ownership in as of the applicable eligibility date. If you checked box (c), list all The Equitable Bank deposit as of . Include all forms of account ownership (e.g. individual, joint, IRA, etc.). If purchasing shares for a minor, list only the minor's eligible accounts. If purchasing shares for a corporation or partnership, list only that entity's eligible accounts. Attach a separate page, if necessary. Failure to complete this section, or providing incorrect or incomplete information, could result in a loss of part or all of your share allocation in the event of an oversubscription. Boxes (d) and (e) refer to the Community Offering. Orders placed in the Subscription Offering will take priority over orders placed in the Community Offering. See the Prospectus section entitled “The Reorganization and Offering” for further details about the Subscription and Community Offerings. Section (6) - Management. Check the box if you are a TEB Bancorp, Inc., or The Equitable Bank director, officer or employee, or a member of their immediate family. Immediate family includes spouse, parents, siblings and children who live in the same house as the director, officer or employee. Section (7) - Maximum Purchaser Identification. Check the box, if applicable. Failure to check the box will result in you not receiving notification in the event the maximum purchase limit(s) is/are increased. If you checked the box but have not subscribed for the maximum amount in the Subscription Offering, you will not receive this notification. Section (8) - Associates/Acting in Concert. Check the box, if applicable, and provide the requested information. Attach a separate page if necessary. Section (9) - Stock Registration. Clearly PRINT the name(s) in which you want the shares registered and the mailing address for all correspondence related to your order, including a stock ownership statement. Each Stock Order Form will generate one stock ownership statement, subject to the stock allocation provisions described in the Prospectus. IMPORTANT: Subscription rights are non-transferable. If placing an order in the Subscription Offering, you may not add the names of persons/entities who do not have subscription rights or who qualify only in a lower purchase priority than yours. A Social Security or Tax ID Number must be provided. The first number listed will be identified with the stock certificate for tax reporting purposes. Listing at least one phone number is important in the event we need to contact you about this form. NOTE FOR FINRA MEMBERS (Formerly NASD): If you are a member of the Financial Industry Regulatory Authority (“FINRA”), formerly the National Association of Securities Dealers (“NASD”), or a person affiliated or associated with a FINRA member, you may have additional reporting requirements. Please report this subscription in writing to the applicable department of the FINRA member firm within one day of payment thereof.

TEB BANCORP, INC. STOCK INFORMATION CENTER: 1-866-806-1790 STOCK ORDER FORM INSTRUCTIONS - SIDE 2 Form of Stock Ownership. For reasons of clarity and standardization, the stock transfer industry has developed uniform stockholder registrations for issuance of stock ownership statements. Beneficiaries may not be named on stock registrations. If you have any questions on wills, estates, beneficiaries, etc., please consult your legal advisor. When registering stock, do not use two initials - use the full first name, middle initial and last name. Omit words that do not affect ownership such as “Dr.” or “Mrs.” Check the one box that applies. Buying Stock Individually - Used when shares are registered in the name of only one owner. To qualify in the Subscription Offering, the individual named in Section 9 of the Stock Order Form must have had an eligible deposit account at The Equitable Bank as of the close of business on June 30, 2017, September 5, 2018 or . Buying Stock Jointly - To qualify in the Subscription Offering, the persons named in Section 9 of the Stock Order Form must have had an eligible deposit account at Equitable Bank as of the close of business on June 30, 2017, September 5, 2018 or___________. Joint Tenants - Joint Tenancy (with Right of Survivorship) may be specified to identify two or more owners where ownership is intended to pass automatically to the surviving tenant(s). All owners must agree to the sale of shares. Tenants in Common - May be specified to identify two or more owners where, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All owners must agree to the sale of shares. Buying Stock for a Minor - Shares may be held in the name of a custodian for a minor under the Uniform Transfer to Minors Act. To qualify in the Subscription Offering, the minor (not the custodian) named in Section 9 of the Stock Order Form must have had an eligible deposit account at The Equitable Bank as of the close of business on June 30, 2017, September 5, 2018 or . The standard abbreviation for custodian is “CUST.” The Uniform Transfer to Minors Act is “UTMA.” Include the state abbreviation. For example, stock held by John Smith as custodian for Susan Smith under the WI Uniform Transfer to Minors Act, should be registered as John Smith CUST Susan Smith UTMA-WI (list only the minor's social security number). Buying Stock for a Corporation/Partnership - On the first name line indicate the name of the corporation or partnership and indicate the entity's Tax ID Number for reporting purposes. To qualify in the Subscription Offering, the corporation or partnership named in Section 9 of the Stock Order Form must have had an eligible deposit account at Equitable Bank as of the close of business on June 30, 2017, September 5, 2018 or . Buying Stock in a Trust/Fiduciary Capacity - Indicate the name of the fiduciary and the capacity under which the fiduciary is acting (for example, “Executor”), or name of the trust, the trustees and the date of the trust. Indicate the Tax ID Number to be used for reporting purposes. To qualify in the Subscription Offering, the entity named in Section 9 of the Stock Order Form must have had an eligible deposit account at First Federal Bank of Wisconsin as of the close of business on June 30, 2017, September 5, 2018 or__________. Buying Stock in a Self-Directed IRA (for trustee/broker use only) - Registration should reflect the custodian or trustee firm's registration requirements. For example, on the first name line, indicate the name of the brokerage firm, followed by CUST or TRUSTEE. On the second name line, indicate the name of the beneficial owner (for example, “FBO John SMITH IRA”). You can indicate an account number or other underlying information and the custodian or trustee firm's address and department to which all correspondence should be mailed related to this order, including a stock ownership statement. Indicate the TAX ID Number under which the IRA account should be reported for tax purposes. To qualify in the Subscription Offering, the beneficial owner named in Section 9 of this form must have had an eligible deposit account at The Equitable Bank as of the close of business on June 30, 2017, September 5, 2018 or_____________. Section (10) - Acknowledgment and Signature(s). Sign and date the Stock Order Form where indicated. Before you sign, please carefully review the information you provided and read the acknowledgment. Verify that you have printed clearly and completed all applicable shaded areas on the Stock Order Form. Only one signature is required, unless any account listed in Section 4 requires more than one signature to authorize a withdrawal. Please review the Prospectus carefully before making an investment decision. Deliver your completed Stock Order Form, with full payment or deposit account withdrawal authorization, so that it is received (not postmarked) before 3:00 p.m., Central Time, on____________, 2018. Stock Order Forms can be delivered by using the enclosed postage paid Stock Order Reply Envelope, by overnight delivery to the Stock Information Center address on the front of the Stock Order Form, or by hand-delivery to The Equitable Bank's office located at 2290 North Mayfair Road, Wauwatosa, WI. Hand delivered stock order forms will only be accepted at this location. You may not deliver this form to our other The Equitable Bank offices. Please do not mail Stock Order Forms to The Equitable Bank. We are not required to accept Stock Order Forms that are found to be deficient or incorrect, or that do not include proper payment or the required signature. Faxes or copies of this form are not required to be accepted. OVERNIGHT DELIVERY can be made to the Stock Information Center address provided on the front of the Stock Order Form. QUESTIONS? Call our Stock Information Center, at 1-866-806-1790, from 10:00 a.m. to 4:00 p.m., Central Time, Monday through Friday. The Stock Information Center is not open on bank holidays.